SCHEDULE B TO THE

JPMORGAN TRUST II DECLARATION OF TRUST

SERIES AND CLASSES

As of November 10, 2005

Series	Classes
Non-Money Market Funds
JPMorgan Arizona Municipal Bond Fund	A, B, C, Select
JPMorgan Core Bond Fund	A, B, C, Select, Ultra
JPMorgan Core Plus Bond Fund	A, B, C, Select, Ultra
JPMorgan Diversified Mid Cap Fund	A, B, C, Select, Ultra
JPMorgan Diversified Mid Cap Growth Fund	A, B, C, Select, Ultra
JPMorgan Diversified Mid Cap Value Fund	A, B, C, Select, Ultra
JPMorgan Equity Income Fund	A, B, C, Select
JPMorgan Equity Index Fund	A, B, C, Select
JPMorgan Government Bond Fund	A, B, C, Select, Ultra
JPMorgan High Yield Bond Fund	A, B, C, Select, Ultra
JPMorgan Intermediate Bond Fund	A, B, C, Select, Ultra
JPMorgan International Equity Index Fund	A, B, C, Select
JPMorgan Investor Balanced Fund	A, B, C, Select
JPMorgan Investor Conservative Growth Fund	A, B, C, Select
JPMorgan Investor Growth Fund	A, B, C, Select
JPMorgan Investor Growth & Income Fund	A, B, C, Select
JPMorgan Kentucky Municipal Bond Fund	A, B, C, Select

SCHEDULE B

SERIES AND CLASSES

As of November 10, 2005

Series	Classes
Non-Money Market Funds
JPMorgan Large Cap Value Fund	A, B, C, Select, Ultra
JPMorgan Louisiana Municipal Bond Fund	A, B, C, Select
JPMorgan Market Expansion Index Fund	A, B, C, Select
JPMorgan Michigan Municipal Bond Fund	A, B, C, Select
JPMorgan Mortgage-Backed Securities Fund	A, Select, Ultra
JPMorgan Multi-Cap Market Neutral Fund	A, B, C, Select
JPMorgan Municipal Income Fund	A, B, C, Select
JPMorgan Ohio Municipal Bond Fund	A, B, C, Select
JPMorgan Short Duration Bond Fund	A, B, C, Select, Ultra
JPMorgan Short Term Municipal Bond Fund	A, B, C, Select
JPMorgan Small Cap Growth Fund	A, B, C, Select, Institutional
JPMorgan Small Cap Value Fund	A, B, C, Select, Ultra
JPMorgan Tax Free Bond Fund	A, B, C, Select
JPMorgan Technology Fund	A, B, C, Select
JPMorgan Treasury & Agency Fund	A, B, C, Select
JPMorgan Ultra Short Term Bond Fund	A, B, C, Select, Ultra
JPMorgan U.S. Real Estate Fund	A, B, C, Select

B-2

SCHEDULE B

SERIES AND CLASSES

As of November 10, 2005

Series	Classes

JPMorgan West Virginia Municipal Bond Fund	A, B, C, Select

Money Market Funds

JPMorgan Liquid Assets Money Market Fund	Capital, Institutional, Agency, Premier, Investor, Morgan, Reserve, B, C, Service

JPMorgan Michigan Municipal Money Market Fund	Premier, Morgan, Reserve

JPMorgan Municipal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve, Service, E*TRADE

JPMorgan Ohio Municipal Money Market Fund	Premier, Morgan, Reserve

JPMorgan U.S. Government Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service

JPMorgan U.S. Treasury Plus Money Market Fund	Institutional, Agency, Premier, Investor, Morgan, Reserve, B, C

B-3